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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): September 3, 2004
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                         LEXINGTON PRECISION CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 0-3252                                 22-1830121
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        (Commission File Number)            (IRS Employer Identification No.)


  40 EAST 52ND STREET, NEW YORK, NY                        10022
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (212) 319 4657
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              (Registrant's Telephone Number, Including Area Code)

                      767 THIRD AVENUE, NEW YORK, NY 10017
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


         ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On September 3, 2004, Lexington Precision Corporation ("LPC") and its subsidiary Lexington Rubber Group, Inc., a Delaware corporation ("LRG", and together with LPC, the "Borrowers"), entered into a Loan Agreement (the "Loan Agreement") with Cohanzick High Yield Partners, L.P. (the "Lender"). The Loan Agreement provides for the Lender to make unsecured loans (individually and collectively, the "Term Loan" ) to the Borrowers during the period from September 3, 2004 through September 15, 2004, in an aggregate principal amount not to exceed $7,000,000.

                  The material terms and conditions of the Loan Agreement are described under Item 2.03 below and incorporated herein by reference.

                  On September 3, 2004, the Borrowers also entered into amendments to their existing senior secured loan and security agreements in order to permit the Borrowers to enter into the Loan Agreement.

                  The Amended and Restated Loan and Security Agreement, dated December 18, 2003, among LPC, LRG, the lenders from time to time parties thereto, Congress Financial Corporation, a Delaware corporation ("Congress"), as agent to the lenders and The CIT Group/Business Credit Inc., as co-agent, as amended (the "Congress Loan Agreement") was amended to permit the Borrowers to incur indebtedness under the Loan Agreement and to permit the Borrowers to use the proceeds of the Term Loan to purchase LPC's 12% Senior Subordinated Notes (the "Senior Subordinated Notes"), subject to certain conditions.

                  The Loan and Security Agreement, dated December 18, 2003, among LPC, LRG, the lenders from time to time parties thereto and Ableco Finance LLC, a Delaware limited liability company ("Ableco"), as agent and lender, as amended (the "Ableco Loan Agreement") was also amended pursuant to a waiver and consent (the "Waiver and Consent"). The Waiver and Consent permits the Borrowers to incur indebtedness under the Loan Agreement and permits the proceeds of the Term Loan to be used to purchase Senior Subordinated Notes and for working capital and general corporate purposes, subject to limitations on the amount of the proceeds of the Term Loan that may be used to purchase Senior Subordinated Notes.


SECTION 2 - FINANCIAL INFORMATION


         ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

                  The date, parties and a brief description of the Loan Agreement are provided in Item 1.01 above, and incorporated herein by reference. The material terms of the Loan Agreement are described here.

                  The proceeds of the Term Loan made under the Loan Agreement may be used by the Borrowers only to purchase Senior Subordinated Notes and for working capital and general



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         corporate purposes, provided that the Loan Agreement requires that at least $2,000,000 of the proceeds be used to repay revolving loans made pursuant to the Congress Loan Agreement.

                  Interest, if paid 100% in cash, is at the rate of 12% per annum plus 1.8% per annum plus, effective September 1, 2005, the product of 0.6% and the Outstanding Ratio (as defined below) on September 1, 2005 and, effective September 1, 2006, the product of 0.6% and the Outstanding Ratio on September 1, 2006 (the "Cash Rate"). The Borrowers may elect to pay interest at the PIK rate, in which case they shall pay interest at 12% per annum in cash and interest at a rate equal to 3.6% per annum plus, effective September 1, 2005, the product of 1.2% per annum and the Outstanding Ratio on September 1, 2005 and, effective September 1, 2006, the product of 1.2% per annum and the Outstanding Ratio on September 1, 2006. The "Outstanding Ratio" as of any date is the principal amount of the Term Loan outstanding on such date divided by the principal amount of the Term Loan outstanding on September 15, 2004, not to exceed one. If any payment is not made when due, the Term Loan will bear interest at a default rate equal to the Cash Rate plus 5% per annum.

                  The Loan Agreement requires that, if the Borrowers pay a fee or other compensation relating to an amendment or waiver of covenants under the Ableco Loan Agreement (or in the event of a refinancing of the indebtedness under the Ableco Loan Agreement, such new loan agreement or the Congress Loan Agreement, as elected by Lender), a corresponding fee must be paid to the Lender.

                  The unpaid principal balance of the Term Loan is payable in full on June 30, 2007 or on such earlier date on which the Term Loan may become due and payable pursuant to the Loan Agreement. The aggregate outstanding principal amount of the Term Loan, all interest and all other amounts due may be accelerated and become due and payable on the occurrence of an Event of Default. The material Events of Default include the following:

                    o Failure to pay the principal amount of the Term Loan when due or failure to pay interest within five business days after it is due;

                    o A breach of any representation or warranty in the Loan Agreement or the Note (as defined below);

                    o A covenant default under the Loan Agreement (subject in some cases to a cure period) or the Note;

                    o Default in the payment of principal under the Ableco Loan Agreement or the Congress Loan Agreement at maturity or termination which is not cured within five days (whether or not waived);

                    o Default in any payment of principal (other than at maturity or upon termination) under the Ableco Loan Agreement or the Congress Loan Agreement that is not waived;

                    o Any default in the payment of interest under the Ableco Loan Agreement or the Congress Loan Agreement which is not cured in five days (whether or not waived);

                    o Defaults or specified events relating to pension plans of the Borrowers;

                    o Judgments against a Borrower in excess of $500,000 individually, or $1,000,000 in the aggregate, or judgments (other than for the payment of money), injunctions and the like that have or are reasonably likely to have a material adverse effect;

                    o Dissolution, suspension of business, or sale of substantially all of the Borrowers' assets;

                    o Any Borrower makes an assignment for the benefit of creditors;



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                    o    A case or proceeding under the bankruptcy laws or any
                         insolvency, reorganization, receivership, readjustment of debt, dissolution, or liquidation law, is filed against any Borrower and not dismissed within 45 days or any Borrower admits the allegations in such proceeding or otherwise consents thereto or does not contest the same;

                    o A case or proceeding under the bankruptcy laws or any insolvency, reorganization, receivership, readjustment of debt, dissolution, or liquidation law, is filed by any Borrower;

                    o Defaults (a) in the payment of principal, interest or other monetary obligations in respect of any other indebtedness of the Borrowers in excess of $1,000,000 in the aggregate, or (b) any other default in respect of any indebtedness, if the holders of such indebtedness accelerate such indebtedness or otherwise exercise their remedies with respect to such defaults; or

                    o    Any change of control.

                  The Borrowers executed a term note (the "Note") to evidence the Term Loan.

                  The Borrowers are jointly and severally liable for the amounts due under the Loan Agreement and the Note.

                  On September 7, 2004, the Borrowers borrowed the full amount of the term loan in the amount of $7,000,000 under the Loan Agreement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits

         Exhibit 10.1 Loan Agreement, dated as of September 3, 2004, among Lexington Precision Corporation, Lexington Rubber Group, Inc. and Cohanzick High Yield Partners, L.P., as Lender.

         Exhibit 10.2 Term Note, dated as of September 7, 2004, made by Lexington Precision Corporation and Lexington Rubber Group, Inc., payable to the order of Cohanzick High Yield Partners, L.P., as lender, in the principal amount of $7,000,000.

         Exhibit 10.3 Waiver and Consent, dated as of September 3, 2004, among Lexington Precision Corporation, Lexington Rubber Group, Inc. and Ableco Finance LLC, as agent and lender.

         Exhibit 10.4 Amendment No. 3 to Amended and Restated Loan and Security Agreement, dated as of September 3, 2004, among Lexington Precision Corporation, Lexington Rubber Group, Inc., Congress Financial Corporation, as agent and Lender, and The CIT Group/Business Credit, Inc., as Lender.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Lexington Precision Corporation
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                                                  (Registrant)



Date: September 10, 2004


                                      By:    /s/ Dennis J. Welhouse
                                             ---------------------------
                                      Title: Senior Vice President and
                                             Chief Financial Officer





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